EXHIBIT 10.1
__________________________________________________________________________________________________

AMENDMENT AGREEMENT

dated as of

April 18, 2013

among

WEINGARTEN REALTY INVESTORS,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

and

BANK OF AMERICA, N.A.,
as Syndication Agent

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
PNC BANK, NATIONAL ASSOCIATION,
REGIONS BANK,
U.S. BANK, NATIONAL ASSOCIATION, and
ROYAL BANK OF CANADA,
as Documentation Agents

and

THE BANK OF NOVA SCOTIA,
as Managing Agent
__________________________________________________________________________________________________

J.P. MORGAN SECURITIES LLC and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Joint Bookrunners and as Co-Arrangers

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT, hereinafter referred to as this “Amendment”, dated as of April 18, 2013, is made and entered into by and among WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust (the “Borrower”), the financial institutions (the “Lenders”) signatories hereto, and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent for the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:
WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Credit Agreement dated as of September 30, 2011 (as amended to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Credit Agreement and the other Loan Documents be amended in certain respects, and the Agent and the Lenders have approved such request;
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the Borrower, the Agent and the Lenders do hereby agree as follows:
Section 1.Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.
Section 2.The following definitions in Section 1.01 of the Credit Agreement are hereby modified as follows:
(a)The table in the definition of Applicable Rate is hereby deleted and replaced with the following:

Index Debt Ratings:	ABR Spread	Eurodollar Spread	Facility Fee Rate
Category 1 A-/A3 or better	0.0%	0.950%	0.150%
Category 2 BBB+/Baa1	0.050%	1.050%	0.150%
Category 3 BBB/Baa2	0.150%	1.150%	0.200%
Category 4 BBB-/Baa3	0.400%	1.400%	0.300%
Category 5 Worse than BBB-/Baa3	0.725%	1.725%	0.375%

(b)The definition of Maturity Date is hereby amended and restated to read as follows:
“Maturity Date” means April 18, 2017, a the same may be extended in accordance with Section 2.19.
Section 3.The definition of Qualified Real Property is hereby amended to add the following clause (c): “(c) is owned by Borrower, or is owned by a Person that does not have any Indebtedness other than Non-recourse Debt.”
Section 4.Section (a)(ii) of the definition of Value is modified to be seven and one-fourth percent (7.25%) instead of seven and one-half percent (7.50%).
Section 5.The first sentence of Section 2.08(d) of the Credit Agreement is hereby amended to replace the clause “three (3) years after the date of this Agreement” with “April 18, 2016”.
Section 6.Section 2.11(e) of the Credit Agreement is hereby amended and restated to read as follows:
(e)    In the event that the Maturity Date is extended in accordance with the terms of Section 2.19, the Borrower agrees to pay to the Administrative Agent for the account of each Lender an extension fee for each six month extension equal to 0.075% of the aggregate Revolving Credit Exposure on the first effective day of each extension.
Section 7.Section 2.19 of the Credit Agreement is hereby amended and restated to read as follows:
SECTION 2.19    Extension.
(a)    Subject to the provisions of this Section, the Borrower may extend the Maturity Date two (2) times for six (6) months each time by giving written request therefor (each an “Extension Request”) to the Administrative Agent of the Borrower's desire to extend such term, at least ninety (90) days and no more than one hundred twenty (120) days prior to the then existing Maturity Date.
(b)    If the Maturity Date is extended, all of the other terms and conditions of this Agreement and the other Loan Documents (including interest payment dates) shall remain in full force and effect and unmodified, except as expressly provided for herein. The extension of the Maturity Date is subject to the satisfaction of each of the following additional conditions for each six-month extension:
(i)    the representations and warranties of each Credit Party set forth in this Agreement or any other Loan Document to which such Credit Party is a signatory shall be true and correct in all material respects on the date that the Extension Request is given to the Administrative Agent and on the first day of the extension (except to the extent such representations and warranties relate to a specified date);
(ii)    no Default or Event of Default has occurred and is continuing on the date on which the Borrower gives the Administrative Agent the Extension Request or on the first day of the extension;
(iii)    the Borrower shall be in compliance with all of the financial covenants set forth in Article V hereof both on the date on which the Extension Request is given to the Administrative Agent and on the first day of the extension;
(iv)    the Borrower shall have paid to the Administrative Agent all amounts then due and payable to any of the Lenders, the Issuing Bank and the Administrative Agent under the Loan Documents (other than principal and interest to be included in the amounts extended), including the extension fee described in Section 2.11(e) hereof;
(v)    the Borrower shall pay for any and all reasonable out-of-pocket costs and expenses, including, reasonable attorneys' fees and disbursements, incurred by the Administrative Agent in connection with or arising out of the extension of the Maturity Date;
(vi)    no change in the business, assets, management, operations or financial condition of any Credit Party shall have occurred since the most recent funding of any Loan, which change, in the judgment of the Administrative Agent, will have or is reasonably likely to have a Material Adverse Effect;
(vii)    the Borrower shall execute and deliver to the Administrative Agent such other documents, financial statements, instruments, certificates, opinions of counsel, reports, or amendments to the Loan Documents as the Administrative Agent shall reasonably request regarding the Credit Parties as shall be necessary to effect such extension; and
(viii)    a written agreement evidencing the extension is signed by the Administrative Agent, the Lenders, the Credit Parties and any other Person to be charged with compliance therewith, which agreement such parties agree to execute if the extension conditions set forth above have been satisfied.

Section 8.Provisions of the Credit Agreement requiring Guarantors and Guaranties are hereby deleted. The Guaranty dated September 30, 2011 executed by twenty-two (22) Guarantors is hereby cancelled, together with (i) agreement styled “Guaranty (Additional Guarantors)” dated as of September 30, 2011, executed by seven (7) Guarantors, and (ii) the Guaranty dated as of September 30, 2011 executed by WRI Golden State, LLC. Section 5.12 of the Credit Agreement is hereby deleted and replaced with “Intentionally Omitted.”
Section 9.Exhibits C and C-1 of the Credit Agreement are hereby deleted and replaced with “Intentionally Omitted.”
Section 10.The Borrower represents and warrants that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.
Section 11.Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.
Section 12.The term “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Agent or the Lenders by the Borrower shall mean the Credit Agreement as hereby amended.
Section 13.This Amendment (a) shall be binding upon the Borrower, the Agent and the Lenders, and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.
Section 14.THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

BORROWER:

WEINGARTEN REALTY INVESTORS

By: /s/Stephen C. Richter
Name:    Stephen C. Richter
Title: EVP/CFO

Signature page to Amendment Agreement with Weingarten Realty Investors

JPMORGAN CHASE BANK, N.A.
as Agent and as a Lender

By: /s/Rita Lai
Name:    Rita Lai
Title: Senior Credit Banker

Signature page to Amendment Agreement with Weingarten Realty Investors

BANK OF AMERICA, N.A.

By: /s/Steven P. Renwick
Steven P. Renwick, Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

ROYAL BANK OF CANADA

By: /s/Joshua Freedman
Joshua Freedman, Authorized Signatory

Signature page to Amendment Agreement with Weingarten Realty Investors

SUMITOMO MITSUI BANKING CORPORATION

By: /s/William G. Karl
Name:    William G. Karl
Title:    General Manager

Signature page to Amendment Agreement with Weingarten Realty Investors

REGIONS BANK

By: /s/Robert P. MacGregor
Robert P. MacGregor, Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

THE NORTHERN TRUST COMPANY

By: /s/Blake J. Lunt
Blake J. Lunt, Second Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

BRANCH BANKING & TRUST COMPANY

By: /s/Steven W. Whitcomb
Name: Steven W. Whitcomb Title: Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

THE BANK OF NOVA SCOTIA

By: /s/Christopher Usas
Name:    Christopher Usas
Title: Director

Signature page to Amendment Agreement with Weingarten Realty Investors

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/J. Derek Evans
J. Derek Evans, Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

PNC BANK, NATIONAL ASSOCIATION

By: /s/Michael J. Catalano
Name: Michael J. Catalano
Title: Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

U.S. BANK NATIONAL ASSOCIATION

By: /s/Gregory N. Kaye
Gregory N. Kaye, Senior Vice President

Signature page to Amendment Agreement with Weingarten Realty Investors

CAPITAL ONE, N.A.

By:/s/Frederick H. Denecke
Frederick H. Denecke, Vice President

EXHIBIT A

EXHIBIT C-1

LIST OF GUARANTORS

NONE